GSRX

INDUSTRIES

APRIL 2019 UPDATE

INVESTOR PRESENTATION

FORWARD-LOOKING STATEMENTS

Statements in this presentation may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipate", "believe", "estimate", "expect", "intend", and similar expressions, as they relate to GSRX Industries Inc. ("GSRX" or, the "Company"), its subsidiaries, or its management, identify forward-looking statements. These statements are based on current expectations, estimates, and projections about the Company's business, based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and probably will, differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors, including those described above and those risks discussed from time to time in GSRX Industries Inc.'s filings with the Securities and Exchange Commission. In addition, such statements could be affected by risks and uncertainties related to: (i) our ability to obtain financing to expand our operations; (ii) product demand, market, and customer acceptance of the Company's products; (iii) the Company's ability to attract qualified sales representatives; (iv) competition, pricing and development difficulties; (v) the Company's ability to obtain the requisite state and local permits and licenses to conduct the contemplated businesses of Pure and Natural CBD, LLC, if there are changes in laws, regulations, or government policies related to cannabis; and (vi) general industry and market conditions and growth rates and general economic conditions. Any forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this presentation. Information on GSRX Industries Inc.'s website does not constitute a part of this presentation.

The information provided in this presentation is not intended to and shall not be construed as an offer to sell or a solicitation of an offer to buy any securities of GSRX Industries Inc.. Offers to purchase our securities in a financing transaction, if and when made, will be made solely to a limited number of accredited investors in a private placement exempt from the registration requirements under the Securities Act of 1933, as amended.

GSRX Industries Inc. is in the business of acquiring, developing and operating retail cannabis dispensaries and retail CBD stores, as well as manufacturing, wholesale distribution, and transportation and home delivery of cannabis and cannabinoid products, both THC and non THC based (CBD). The California wholesale market in 2019 is estimated to be a multi-billion dollar market. GSRX and it's subsidiaries care about the communities in which we do business, which include both metropolitan and rural areas in California, Puerto Rico, Tennessee and Texas. We support those communities by hiring locally and providing sponsorship for numerous charitable local events.








PURE & NATURAL
PREMIUM HEMP EXTRACT



DISTRIBUTION

MANUFACTURING

RETAIL THC PERMITTED AND CBD STORES

DISTRIBUTION









POINT ARENA DISTRIBUTION

- Point Arena distribution will be a wholesale distributor, buying directly from growers and manufacturers and potentially selling to the over 400 dispensaries throughout the entire state of California.
- We will also distribute THC infused products to other licensed retailers, including grocery stores and convenience stores.



BUREAU OF CANNABIS CONTROL CALIFORNIA

Bureau of Cannabis Control
(833) 768-5880

Adult-Use and Medicinal - Retailer Temporary License

LICENSE NO:
A10-18-0000323-TEMP

VALID:
4/2/2018

LEGAL BUSINESS NAME:
GREEN SPIRIT MENDOCINO LLC

EXPIRES:
7/26/2019

PREMISE:
138 MAIN ST
POINT ARENA, CA 95468

Non-Transferable

Prominently display this license as required by Title 16 CCR § 5039


KUNI




FLAKE & BAKE
FLAKE & BAKE
GET CREATIVE

POINT ARENA DISTRIBUTION

- We will be able to distribute hundreds of THC and CBD brands, including products of other retailers throughout the United States.
- Distribution also includes our proprietary based products: 1) hemp based non-THC CBD product lines, Pure and Natural CBD and In The Zone By Matt Sorum. 2) Dragonglass, dried THC or CBD powder made from spirulina.


PURE & NATURAL
PHARMACEUTICAL GRADE CBD
750MG
PURE & NATURAL
PURE & NATURAL
PHARMACEUTICAL GRADE CBD SALVE

PURE & NATURAL

PREMIUM HEMP EXTRACT


PURE & NATURAL
PHARMACEUTICAL GRADE CBD
PAIN CREAM
200MG OF CBD
PURE & NATURAL
PHARMACEUTICAL GRADE CBD
DOG TREATS
2MG OF PURE CBD PER TREAT
PURE & NATURAL
FACE MASK
PURE & NATURAL
PHARMACEUTICAL GRADE CBD
LITE CITRUS BREEZE
500MG
FULL SPECTRUM // ZERO THC
ONE RECHARGEABLE CBD VAPE PEN
PURE & NATURAL
PURE & NATURAL
PURE & NATURAL
PHARMACEUTICAL GRADE CBD SALVE
PURE & NATURAL
PHARMACEUTICAL GRADE CBD
CBD + CURCUMIN FOR PAIN & JOINT RELIEF
750MG
PURE & NATURAL
CBD ENERGY + FOCUS
DRINK MIX
VERY BERRY
FLAVOR
75 MG CAFFEINE
13.5MG CBD
ADD TO 12-24 OZ OF WATER
FAST ACTING!
ZERO THC
3G


IN THE ZONE
BY MATT SORUM
TANGIE
LEMON TWIST
BLUEBERRY
TANGIE
LEMON TWIST
500mg CBD
500mg CBD
IN THE ZONE
BY MATT SORUM
100mg CBD
EXTRA STRENGTH
IN THE ZONE
BY MATT SORUM
CBD INFUSED
ENERGY
SHOT
MIXED BERRY
FLAVOR
EXTRA STRENGTH
IN THE ZONE
BY MATT SORUM
CBD INFUSED
IMMUNE
SHOT
CITRUS FLAVOR
EXTRA STRENGTH
IN THE ZONE
BY MATT SORUM
CBD INFUSED
RECOVERY
SHOT
PEACH FLAVOR
EXTRA STRENGTH
IN THE ZONE
BY MATT SORUM
CBD INFUSED
ENERGY
SHOT
ORANGE FLAVOR
IN THE ZONE
BY MATT SORUM
REST CAPS
BOTANICAL SLEEP BLEND
IN THE ZONE
BY MATT SORUM
CBD LIP BALM
CBD LIP BALM

CALIFORNIA GROWTH


U.S. CONCENTRATE PRODUCT SALES GROWTH
10 Billion
9 Billion
8 Billion
7 Billion
6 Billion
5 Billion
4 Billion
3 Billion
2 Billion
1 Billion
$100M
$2.9 BILLION
$8.4 BILLION
2014
2018
2022

According to Arcview, by 2022, U.S. concentrate product sales are estimated to hit $8.4 billion and nearly match the $8.5 billion in flower sales forecast for that year.





https://www.newcannabisventures.com/california-cannabis-license-issuance-fuels-25-growth-in-number-of-u-s-dispensary-licenses/



96 dispensaries in 2017

427 dispensaries in 2019



MANUFACTURING

POINT ARENA MANUFACTURING, LLC

- GSRX expanded its California operations by starting Point Arena Manufacturing, adjacent to Napa Valley, in the emerald triangle along the famous Pacific Coast Highway 1, California.
- With its recently issued state and local permits, pending final approval, we will be manufacturing cannabis concentrate products related to vape cartridge filling and fulfillment.
- Point Arena manufacturing will also manufacture Dragonglass, our own proprietary edible both in THC and non-THC hemp based CBD versions.
- Full scale operations are expected to begin late 2019.





STATE OF CALIFORNIA
DEPARTMENT OF PUBLIC HEALTH
MANUFACTURED CANNABIS SAFETY BRANCH

TEMPORARY MANUFACTURING LICENSE
ADULT AND MEDICINAL CANNABIS PRODUCTS

LICENSEE:
Point Arena Manufacturing, LLC
1301 Debbie Lane, Ste 102
Mansfield, TX.
76063

LICENSED PREMISES:
165 Main Street
Point Arena, CA.
94568

LICENSE NUMBER: CDPH-T00001838
LICENSE TYPE: Type 6: Non Volatile Solvent Extraction

EFFECTIVE DATE: 12/18/2018
EXPIRATION DATE: 04/16/2019

This license is a conditional license and authorizes the holder thereof to engage in commercial cannabis activity as would be permitted under the privileges of the annual license for which the applicant may submit an application to the licensing authority. This license is not transferable to any other person or premises.

CDPH California Department of Public Health
California Department of Public Health
P.O. Box 997377, MS 7606
Sacramento, CA 95899-7377

Asif A. Maan Ph.D.
Chief, Manufactured Cannabis Safety Branch

MANUFACTURING

GSRX
INDUSTRIES





CANNABIS CONCENTRATE MARKET (VAPE PEN)

- According to Arcview, in 2015, vaping accounted for just **4.2%** of the total legal marijuana market, for just $200 million of all legal marijuana sales in 2015.
- In 2017, vaping accounted for **12.9%** of the overall legal marijuana industry, to a total of $1.1 billion.
- By 2021, ArcView predicts vape sales surging by another $2.3 billion to a total of $5.2 billion which will account for **25%** of the entire industry.



U.S. VAPE PEN MARKET SHARE GROWTH
IN THE LEGAL CANNABIS INDUSTRY
30%
27%
24%
21%
18%
15%
12%
9%
6%
3%
4.2%
12.9%
25%
2015
2017
2021





MANUFACTURING

DRAGONGLASS™ FLAKE & BAKE CANNABIS-INFUSED GET CREATIVE

SPIRULINEX™
HIGHLY SCIENTIFIC

- GSRX is the majority owner of Spirulinex, LLC, a manufacturing company in San Francisco that has developed a broad slate of cannabinoid ingestibles, both **THC** and **CBD**.
- Spirulinex's manufacturing headquarters is currently under construction on Bryant Street in San Francisco's Green Zone, which is currently under construction. We expect construction to be completed during the third quarter of 2019; however, there can be no assurance that construction will be completed as expected.
- Developer of DragonGlass *(a.k.a Flake & Bake)*, the Company's proprietary dried activated THC and CBD powder.
  - All natural, vegan and gluten free; made with organic Spirulina
  - Zero Calorie. Zero Alcohols. Zero Fat.
- This proprietary patent pending formula is the world's premium all-natural dried activated THC powder in combination with superfood. Its water-based, all natural method of infusing cannabinoids is taking the industry to a whole new level.
- Currently, Spirulinex has a multitude of IP patent applications pending in both domestic and foreign filings.
  - Dragonglass is a sublingual/edible flake made using superfood, and is prepared using proprietary, patent-pending methods of producing water-based edibles that are free of sugar, fat, alcohol, and synthetics. Spirulinex has a robust patent portfolio, and continues to aggressively pursue protection for its innovative formulations and product designs, both domestically and abroad.






https://www.nasdaq.com/press-release/spirulinex-charts-progress-for-cannabinoid-manufacturing-company-in-san-francisco-20180703-00235

RETAIL

THE GREEN ROOM
POINT ARENA

- First dispensary acquired in Point Arena on April 1, 2018
- A small boutique dispensary on the southern Mendocino coast. Located on HWY 1 a short distance from the ocean in the Heart of Point Arena, a little town with a lot of personality! We currently sell both Recreational Adult Use and Medical Cannabis. We are proud to have a variety of strains grown in Mendocino County and try to specialize in products from the Emerald Triangle and south to San Francisco.

Prime location in Point Arena serving Mendocino coast

the green ROOM
Cannabis Wellness on the Mendocino Coast

https://www.instagram.com/greenroommendo/
https://www.thegreenroomcollective.org


BUREAU OF CANNABIS CONTROL

Bureau of Cannabis Control
(833) 768-5880

Adult-Use and Medicinal - Retailer License
Provisional
Storefront

LICENSE NO:
C10-0000015-LIC

VALID:
4/5/2019

LEGAL BUSINESS NAME:
GREEN SPIRIT MENDOCINO LLC

EXPIRES:
4/4/2020

PREMISE:
138 MAIN ST
POINT ARENA, CA 95468

Non-Transferable

Prominently display this license as required by Title 16 CCR § 5039


138
OPEN
the green ROOM
Cannabis Wellness on the Mendocino Coast





THE GREEN ROOM
PALM SPRINGS

- GSRX Industries Inc has leased 4500 square feet for the purpose of opening up a large scale retail Cannabis dispensary in Palm Springs, CA. 2155 North Palm Canyon Drive, Palm Springs, CA 92262
- We expect it will be one of the larger dispensaries in the Southern California Desert Communities and is the very first dispensary as you enter Palm Springs.*
- The architecture and design will be reflective of mid-60s Palm Springs high fashion.



*Based on currently opened dispensaries in Palm Springs and surrounding communities.


Greetings from
PALM SPRINGS
CALIFORNIA


*Sample Image


*Sample Image

PALM SPRINGS

- Palm Springs Country Clubs were popularized in the 1950s, and they became the template for most of the Golf Country Clubs across the country that followed, with homes surrounding the golf course.
- Palm Springs now boasts close to 40 Country Clubs and 125 golf courses.
- Palm Springs is home to the former Annenberg Estate (now Sunnylands Estate), the 'Camp David of the West' and tourist attraction that serves as a sanctuary for high level national and world leaders.
- The Coachella Music Festival occurs for consecutive 3-day weekends in April. Coachella showcases popular and established musical artists, as well as emerging artists and reunited groups. Visitors in 2017 spent over $5.5B in the Coachella Valley, and The Green Room Palm Springs is poised to be one of the top destinations within the desert communities as well as the Southern California area (with an estimated 900,000 local residents): Cathedral City, Indio, Palm Desert, Rancho Mirage and Coachella.







Green Spirit Rx

Currently, GSRX operates FIVE cannabis dispensaries in Puerto Rico. Additionally, it holds five pre-qualified locations in Puerto Rico, all of which are in various phases of development and construction.

open
open
open
open
open
pre-qualified
pre-qualified
pre-qualified
pre-qualified

CAROLINA
DORADO
HATO REY
FAJARDO
SAN JUAN
BAYAMÓN
CONDADO
GUAYNABO
ISLA VERDE
OLD SAN JUAN
CAGUAS *pending pre-qualification

CAROLINA

OPEN

Trujillo Bajo, Carolina 00987, Puerto Rico

- A high-density population over 175,000, Carolina is a tourist center for vacationers from all over the world.
- Carolina is a tourist center near Puerto Rico's international airport and home to top luxury hotels and casinos such as The Ritz Carlton, Intercontinental and El San Juan Hotel.


Green Spirit


Hacienda Campo Rico

DORADO

OPEN

Paseo del Plata Shopping Center, 696 Avenue José Efrón #3, Dorado, 00646, Puerto Rico

- One of the wealthiest communities in Puerto Rico a few miles west of San Juan with a population of near 40,000.
- A tourist favorite with three golf courses, and upscale, five-star hotels such as the Dorado Beach and Residences, A Ritz Carlton Reserve.


Green Spirit


Dorado Beach, A Ritz-Carlton Reserve
Embassy Suites by Hilton Dorado del Mar
East Golf Course
MONTE LINDO

HATO REY

OPEN

508 Calle Teniente César Luis González,
San Juan, 00918, Puerto Rico

- San Juan's most densely populated district located in close proximity to a large concentration of doctor's offices and medical practices.





FAJARDO

OPEN

Carr. 3, KM 44.1 Bo Quebrada, Fajardo, PR 00738

- With its nearly 5000 square feet, it will be one of the largest dispensaries in Puerto Rico and the Caribbean.
- A population just shy of 40,000 and some of the finest places to stay, including Las Casitas and El Conquistador, both Waldorf Astoria resorts.
- Fajardo is a hub for boating and fishing and a launching port for nearby islands such the U.S. Virgin Islands and the British Virgin Islands.


Green
Spirit

SAN JUAN

OPEN

509 Av. Andalucía, San Juan, 00920, Puerto Rico

- San Juan - the capital and largest city in Puerto Rico with nearly 400,000 residents.
- A major cruise destination, with 1.5 million cruise passengers arriving annually, and 10 million visiting Puerto Rico by air.
- GSRX San Juan dispensary is in the heart of a major tourist location with five star hotels, including the Dorado Beach Ritz Carleton, and the Ritz Carleton, San Juan.





BAYAMÓN

Pre-Qualification – Construction Completed, Awaiting Final Inspection

15 Av. Lomas Verdes, Bayamón, 00956, Puerto Rico

- With a large population of 240,000, Bayamón is second only to San Juan in population.
- Bayamón has some of the best hotels, including the Hyatt Place Bayamón.


San Juan
DORADO
TOA ALTA
TOA BAJA
TOA ALTA
NARANJITO
CATAÑO
BAYAMÓN



CAGUAS

LEASE SIGNED – AWAITING PRE QUALIFICATION

Carr. #1 Km27.8 Caguas, PR

- One of the largest municipalities, with a population of close to 140,000
- Located in the largest valley in Puerto Rico, the "Valle de Caguas" (or "Valle del Turabo-Turabo Valley") which it shares with Gurabo and part of Aguas Buenas. It is located approximately 30 minutes from the coastline both on the east (Humacao) and the north (San Juan), and is divided from the Gurabo portion of the valley by the river of the same name.
- The town's economic activities include: diamond cutting, tobacco processing, and the manufacture of leather goods, glass and plastic products, electronic equipment, clothing and bedding.



http://welcome.topuertorico.org/city/caguas.shtml
https://en.wikipedia.org/wiki/Caguas,_Puerto_Rico

CONDADO

PRE-QUALIFIED -- CONSTRUCTION TO BEGIN SOON

Ashford Ave. #1022, Units 5 and 6, San Juan 00907

- 2,300 SF dispensary located in Hotel District of San Juan; building is in front of Hotel Vanderbilt and Serafina Hotel.
- On Ashford Avenue, a main thoroughfare of Condado with business and residential buildings, including luxury high rises throughout the neighborhood
- Major tourist attraction; surrounded by beaches, restaurants, and nightclubs within 3 mile radius


EEN SPIRIT


GREEN SPIRIT

GUAYNABO

Pre-Qualified -- Construction Completed, Awaiting Final Inspection

Urbanización Muñoz Rivera, Calle Acuarela C-15 (local A),
Guaynabo, Puerto Rico, 00969

- Guaynabo is known as "Capital del Deporte" (capital of the sport) with a population around 100,000. Guaynabo is located in the northern coast of the island, west of San Juan


Green
Spirit



ISLA VERDE

PASSED FINAL INSPECTION – AWAITING FINAL PERMIT

1060 Av. Isla Verde, Carolina, Puerto Rico 00913

- The most popular beach vacation destination in all of Puerto Rico for both residents and tourists, luring both leisure and business vacationers.
- Voted number one best urban beach 2016 by USA Travel readers.



OLD SAN JUAN

PRE-QUALIFIED -- CONSTRUCTION TO BEGIN SOON

- Old San Juan "San Juan Antiguo", is one of the most popular cruise destinations in the Caribbean and the most visited place in Puerto Rico.
- Dispensary is next to the Governor's mansion and located in "Old San Juan", the tourist traffic is approximately 10M tourists a year
- What Paris is to Europe, Old San Juan is to the Caribbean. Tourists can enjoy a variety of interesting attractions, stay at elegant romantic hotels, shop at unique shops, play at San Juan Beaches, and savor exquisite cuisine. There's a great variety of hotels, from modern, world class luxury hotels, to small inns for every budget, right in the heart of Old San Juan, giving you access to everything within walking distance.


GREEN SPIRIT


GREEN
SPIRIT


GREEN
SPIRIT

https://sanjuanpuertorico.com/old-san-juan/

PURE & NATURAL

PREMIUM HEMP EXTRACT

GSRX is set to launch several retail stores under the wholly owned subsidiary and brand name “Pure and Natural CBD” in the United States *(anticipated to open first half of 2019)* which will be based in strategic locations in several key markets. Through these retail stores, GSRX will offer a broad range of health/wellness and all-natural, hemp derived CBD products, the healthy alternative to using cannabis CBD. www.GetPureAndNatural.com

[*CLICK TO WATCH OUR PROCESS VIDEO]


PURE & NATURAL
PHARMACEUTICAL GRADE CBD
DOG TREATS
FACE MASK
PURE & NATURAL
PHARMACEUTICAL GRADE CBD
PURE & NATURAL
PHARMACEUTICAL GRADE CBD
LITE CITRUS BREEZE
500MG
PURE & NATURAL
PHARMACEUTICAL GRADE CBD
750MG

AUSTIN LOCATION

SWC OF 620 & FLINT ROCK RD 200 MEDICAL PARKWAY
LAKEWAY, TX 78734

- Pure & Natural specializes in creating premium, full spectrum CBD products with organic agricultural practices and cutting-edge technology. Our high-end stores provide our customers with a tranquil, comfortable environment to sample products and learn about CBD.
- Centralized location with easy highway access and adjacent to major shopping locations, restaurants, *several* residential communities, Legacy Oaks of Lakeway Assisted Living, and Baylor Scott & White Medical Center, one of the largest hospitals in Texas.
- Located in one of Austin's most affluent areas, this location is easily accessible and excellent visibility from RR 620, and next to prime shopping, restaurants, residential communities, and groceries.
- With a reputation for quality and innovation, **Baylor Scott & White hospitals** recently received more national rankings and high-performing ratings from U.S. News & World Report's "Best Hospitals" ratings than any other health system in Texas.

DEMOGRAPHIC SNAPSHOT

	1 MILE	3 MILES	5 MILES
2018 Total Population	3,804	16,874	53,105
2018 Average HH Income	$162,319	$153,872	$157,114
2018 Daytime Population	4,803	21,361	34,159




FLINT ROCK RD
MEDICAL CENTER DR
Pharmacy


Tuscan Village at Lakeway
Creekside at Lakeway
CVS
verizon
Enterprise
Schram Ranch
Flint Rock Rd
SITE
Proposed Medical Offices
Assisted Living 150 Beds
Independent Senior Living 180 Beds
The Estates at Cherry Mountain
Lake Travis High School

NASHVILLE LOCATION

2306 West End Ave,
Nashville, TN 37203

- Very close to Amazon's new executive operations center at The Gulch, which will bring 5,000 jobs to the area, making it the largest jobs announcement in Tennessee history.
- Close to many hospitals, including Vanderbilt Medical Center, TriStar Centennial Medical Center, Nashville General Hospital, and Saint Thomas Midtown Hospital.

- The Vanderbilt Medical Center has 23 clinics and administrative offices in the Berry Hill section of Nashville, filling 440,000 square feet. Its health care providers see more than 1.6 million patients each year.

- Next to the famous Music Row in Nashville, home to numerous businesses related to music, including record labels, recording studios, and radio stations.


THE GULCH
65






RECORD
REAL COUNTRY MUSIC
LIVES HERE
EST. 1947

CLARKSVILLE LOCATION

Governor's Square Mall
2801 Wilma Rudolph Blvd,
Clarksville, TN 37040

- Our Governor's Square Mall kiosk will be the first of several kiosks to offer top-quality CBD products.

Trade Area Facts

Trade Area Population	345,667
Average Income	$63,002
Number of Households	129,035

Trade area data on this page reflects demographic information for zip codes that make up our trade area.

Governor's Square Mall Facts

Opening Date	1986
Renovation Date	November 2014
Total Property Size	1.1 million + sq. ft.



Bath & Body Works
zumiez
AMERICAN EAGLE OUTFITTERS
St. Louis
IN
IL
MO
Evansville
Louisville
KY
Marion
Madisonville
Cape Girardeau
Paducah
Bowling Green
Clarksville
Union City
TN
Nashville



PHARMACEUTICAL GRADE CBD
PURE & NATURAL CBD
PINK
PURE & NATURAL

US CANNABIS MARKET

For the US, legal cannabis sales are expected to grow from $12.4B in 2019, to over $20B in 2023.



5 YEAR LEGAL U.S. CANNABIS SALES FORECAST
$20B
$19B
$18B
$17B
$16B
$15B
$14B
$13B
$12B
$11B
$12.4B
$14.51B
$16.46B
$18.45B
$20.11B
2019
2020
2021
2022
2023

https://www.statista.com/statistics/933384/legal-cannabis-sales-forecast-us/

CURRENT STATE OF CBD

According to *Hemp Business Journal*, 2017 sales for the U.S. hemp industry were $820 million overall, with sales of hemp-derived CBD products contributing $190 million to that total (Hemp Business Journal). So far the industry is on track to hit $591 million in 2018. In a study released earlier this month by MJBizDaily (MJBiz Daily Report), U.S. Hemp-driven CBD retail sales are projected to exceed $3 billion by 2022. In an article published in Rolling Stone last month, a new estimate from cannabis industry analysts the Brightfield Group indicates the overall hemp-CBD market could hit $22 billion by 2022 (Rolling Stone).



HEMP-DERIVED CBD SALES
$20B
$18B
$16B
$14B
$12B
$10B
$8B
$6B
$4B
$2B
$190M
$591M
$3B
$22B
2017
U.S.
2018
U.S.
2022
U.S.
2022
Worldwide

https://www.hempbizjournal.com/size-of-us-hemp-industry-2017/
https://www.rollingstone.com/culture/culture-news/new-study-cbd-market-22-billion-2022-722852/

INDUSTRY COMPS

Company Name	Ticker	Price Close	Market Cap	Revenue (ttm)	P/S (ttm)
Aphria Inc.	APHA	7.65	$1.92B	$36.92M	52x
Aurora Cannabis Inc.	ACB	9	$9.1B	$55.2M	164.85x
Cannagrow Holdings Inc.	CGRW	0.55	$69.71M	$1.24M	56.21x
Canopy Growth Corporation	CGC	44.56	$15.3B	$77.95M	196.27x
Cronos Group Inc.	CRON	15.75	$2.82B	$7.35M	383.67x
Earth Science Tech Inc.	ETST	0.58	$29.43M	$463K	63.5x
GW Pharmaceuticals plc	GWPH	155.87	$4.75B	$12.78M	371.67x
MedMen Enterprises Inc *(CAD)*	MMEN	4.03	$1.98B	$86.29M	22.94x
Tilray Inc.	TLRY	48.97	$4.74B	$43.13M	328.62x
United Cannabis Corp.	CNAB	0.375	$28.59M	$7.24M	3.94x
GSRX Industries Inc.	**GSRX**	**$1.39**	**$63.07M**	**$2.9M***	**21.74x**

(2018 approximate)

Industry Average: 151.40x price to sales ratio

Sourced: 04/22/19 – MarketWatch.com


GSRX 2018/2019 QUARTERLY REVENUES
4M
3.6M
3.2M
2.8M
2.4M
2M
1.6M
1.2M
800k
400k
$2196
$353,430
$706,428
$1.66M
$2.9M
(unaudited)
$3.4-$3.7M
Q1 '18 ACTUAL
Q2 '18 ACTUAL
Q3 '18 ACTUAL
Q4 '18 ACTUAL
Q1 '19 FORECAST
Q2 '19 PROJECTED
as of 4/21/19

1st Q Sales	$2,901,493
Daily	$32,238
Gross Profit %	51.76%

April sales	$862,466 (April 1-21)
Daily	$41,070
Gross Profit %	48.65%

INVESTOR PRESENTATION
APRIL 2019 UPDATE
OTCQB: GSRX

CORPORATE CONTACT:

Thomas Gingerich
Chief Financial Officer
Building No. 3, P. R. 696
Int. Jose Efron Ave. Dorado, PR, 00646

+1 (214) 808-8649
tom@greenspiritrx.com

GSRX – Puerto Rico
www.greenspiritrx.com

Pure and Natural
www.getpureandnatural.com

The Green Room Dispensary
https://www.thegreenroomcollective.org
Instagram @GreenRoomMendo

FORWARD-LOOKING STATEMENTS

Statements in this presentation may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipate", "believe", "estimate", "expect", "intend", and similar expressions, as they relate to GSRX Industries Inc. ("GSRX" or, the "Company"), its subsidiaries, or its management, identify forward-looking statements. These statements are based on current expectations, estimates, and projections about the Company's business, based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and probably will, differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors, including those described above and those risks discussed from time to time in GSRX Industries Inc.'s filings with the Securities and Exchange Commission. In addition, such statements could be affected by risks and uncertainties related to: (i) our ability to obtain financing to expand our operations; (ii) product demand, market, and customer acceptance of the Company's products; (iii) the Company's ability to attract qualified sales representatives; (iv) competition, pricing and development difficulties; (v) the Company's ability to obtain the requisite state and local permits and licenses to conduct the contemplated businesses of Pure and Natural CBD, LLC, if there are changes in laws, regulations, or government policies related to cannabis; and (vi) general industry and market conditions and growth rates and general economic conditions. Any forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this presentation. Information on GSRX Industries Inc.'s website does not constitute a part of this presentation.

The information provided in this presentation is not intended to and shall not be construed as an offer to sell or a solicitation of an offer to buy any securities of GSRX Industries Inc.. Offers to purchase our securities in a financing transaction, if and when made, will be made solely to a limited number of accredited investors in a private placement exempt from the registration requirements under the Securities Act of 1933, as amended.